Exhibit 99.1

Addentax Group Corp. is Launching “Tourism-As-A-Service” Platform with Artificial Intelligence and Block-Chain Tools to Incubate Local and Overseas Pan-Entertainment and Tourism Services

SHENZHEN, China, February 06, 2024 /PRNewswire/ — Addentax Group Corp. (“Addentax” or the “Company”) (Nasdaq: ATXG), an integrated service provider focusing on garment manufacturing, logistics services, property management, and subleasing, has announced the formalization of a strategic cooperation and the signing of a Memorandum of Understanding (the “MOU”) with Shenzhen Tamir Cultural Tourism Development Co., LTD (“Tamir”), a leading full block-chain service provider for Chinese cultura commercial tourism and rural revitalization in the People’s Republic of China (“PRC”). Through the integration of top-level designs, investments, development, financing, construction, promotion, operation, and training, Tamir is creating a pan-tourism development and operation service platform with Artificial Intelligence (“AI”) and block-chain tools. Its comprehensive business coverage spans across China, with involvement in more than 15 cities in the PRC and the successful completion of a total of 18 high-quality projects in various cities in the PRC.

Tamir will collaborate with Addentax, especially for Addentax’s formerly announced Games-as-a-Service (“GaaS”) project, which focuses on the development of Artificial Intelligence (“AI”) Online Operational Tools (the “AI project”) since June 2023. This collaboration aims to build a brand-new “Tourism-as-a-Service” platform, further enhancing efficiency in its full-chain tourism service with AI and block-chain tools.

Addentax and Tamir have entered into a collaboration to establish strategic cooperation in both the PRC and overseas regions. Both sides will allocate resources to build comprehensive brand supply chains, product supply chains, and marketing supply chains in the PRC and oversea markets, utilizing AI and block-chain tools in the brand-new “Tourism-as-a-Service” platform.

“We are more than happy to witness the utilization of our AI and block-chain tools in the ‘Tourism-as-a-Service’ pan-entertainment platform. This testifies to our R&D capability in AI-based technologies. This new collaboration with a leading tourism service company will undoubtedly further enhance our AI and blockchain capabilities,” stated Mr. Hong Zhida, Chairman and CEO of Addentax. “We anticipate more AI technology research and developments translating into real-life applications and utilization.”

About Addentax Group Corp. Corp.

Addentax Group Corp. Corp. is an integrated service provider specializing in garment manufacturing, logistics services, and property management and subleasing. For more information about the Company, please visit the website: https://www.addentax.com/.

Caution Concerning Forward Looking Statements

All statements other than statements of historical fact in this announcement are forward-looking statements in nature within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks and uncertainties and are based on current expectations and projections about future events and financial trends that the Company believes may affect its financial condition, results of operations, business strategy and financial needs. Words or phrases such as “may,” “will,” “expect,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “potential,” “continue,” “is/are likely to” or other similar expressions are intended to identify such forward-looking statements. The Company undertakes no obligation to update forward-looking statements to reflect subsequent occurring events or circumstances, or changes in its expectations, except as may be required by law. Although the Company believes that the expectations expressed in these forward-looking statements are reasonable, it cannot assure you that such expectations will turn out to be correct, and the Company cautions investors that actual results may differ materially from the anticipated results and encourages investors to consider risk factors, including those described in the Company’s filings with the SEC, that may affect the Company’s future results. All forward-looking statements attributable to the Company and its subsidiaries or persons acting on their behalf are expressly qualified in their entirety by these risk factors. The forward-looking events discussed in this press release and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties, and assumptions about us. These forward-looking statements are based on information currently available to Addentax and its current plans or expectations and are subject to a number of known and unknown uncertainties, risks and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These and other important factors are described in detail in the “Risk Factors” section of Addentax’s Annual Report on Form 10-K for the year ended March 31, 2023. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this press release and other statements made from time to time by us or our representatives might not occur.

Company Contact:

Public Relations Contact:

Addentax Group Corp. Corp.

Phone: + (86) 755 86961 405

simon.ng@zgyingxi.com

Investor Relations Contact:

Sherry Zheng

Weitian Group LLC

1-718-213-7386

shunyu.zheng@weitian-ir.com